                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

      (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
     AIM GROWTH SERIES (INVESCO GROWTH SERIES)
     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
     AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
     INVESCO CALIFORNIA MUNICIPAL SECURITIES
     INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
     INVESCO HIGH YIELD INVESTMENTS FUND, INC.
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
     INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
     INVESCO MUNICIPAL PREMIUM INCOME TRUST
     INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
     INVESCO QUALITY MUNICIPAL INCOME TRUST
     INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
     INVESCO QUALITY MUNICIPAL SECURITIES
     INVESCO VALUE MUNICIPAL BOND TRUST

     INVESCO VALUE MUNICIPAL INCOME TRUST
     INVESCO VALUE MUNICIPAL SECURITIES
     INVESCO VALUE MUNICIPAL TRUST
     SHORT-TERM INVESTMENTS TRUST
     on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement


     By:     /s/ John M. Zerr
             --------------------------
     Title:  Senior Vice President

     INVESCO ADVISERS, INC.

     By:     /s/ John M. Zerr
             --------------------------
     Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

 AIM EQUITY FUNDS
  (INVESCO EQUITY                                                            EXPIRATION
      FUNDS)                   WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
-------------------  ---------------------------------------- -------------- ----------
Invesco              Invesco will waive advisory fees to the    3/27/2006    12/31/2012
Constellation Fund   extent necessary so that advisory fees
                     Invesco receives do not exceed the
                     annualized rates listed below.
                     0.695% of the first $250M
                     0.615% of the next $4B
                     0.595% of the next $750M
                     0.57% of the next $2.5B
                     0.545% of the next $2.5B
                     0.52% of the excess over $10B

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                         EXPIRATION
   SERIES TRUST)               WAIVER DESCRIPTION             EFFECTIVE DATE    DATE
-------------------- ---------------------------------------- -------------- ----------
Premier Portfolio    Invesco will waive advisory fees in the     2/1/2011    12/31/2012
                     amount of 0.07% of the Fund's average
                     daily net assets

Premier U.S.         Invesco will waive advisory fees in the     2/1/2011    12/31/2012
Government Money     amount of 0.07% of the Fund's average
Portfolio            daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                       EFFECTIVE DATE   COMMITTED UNTIL
---------                                      ----------------- ---------------
Invesco California Tax-Free Income Fund        February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                      June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund          February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                       July 1, 2007     June 30, 2013
Invesco S&P 500 Index Fund                     February 12, 2010  June 30, 2013
Invesco Global Real Estate Income Fund           July 1, 2007     June 30, 2013
Invesco U.S. Quantitative Core Fund              July 1, 2007     June 30, 2013
Invesco Van Kampen American Franchise Fund     February 12, 2010  June 30, 2013
Invesco Van Kampen Equity and Income Fund      February 12, 2010  June 30, 2013
Invesco Van Kampen Growth and Income Fund      February 12, 2010  June 30, 2013
Invesco Van Kampen Pennsylvania Tax Free
  Income Fund                                  February 12, 2010  June 30, 2013
Invesco Van Kampen Small Cap Growth Fund       February 12, 2010  June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                         EFFECTIVE DATE COMMITTED UNTIL
---------                                         -------------- ---------------
Invesco Charter Fund                              July 1, 2007    June 30, 2013
Invesco Constellation Fund                        July 1, 2007    June 30, 2013
Invesco Disciplined Equity Fund                   July 14, 2009   June 30, 2013
Invesco Diversified Dividend Fund                 July 1, 2007    June 30, 2013
Invesco Summit Fund                               July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                              EFFECTIVE DATE COMMITTED UNTIL
----                                              -------------- ---------------
Invesco European Small Company Fund                July 1, 2007   June 30, 2013
Invesco Global Core Equity Fund                    July 1, 2007   June 30, 2013
Invesco International Small Company Fund           July 1, 2007   June 30, 2013
Invesco Small Cap Equity Fund                      July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Convertible Securities Fund            February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund            July 1, 2007     June 30, 2013
Invesco Mid Cap Core Equity Fund                 July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund                    July 1, 2007     June 30, 2013
Invesco Van Kampen Leaders Fund                February 12, 2010  June 30, 2013
Invesco Van Kampen U.S. Mortgage Fund          February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                              EFFECTIVE DATE COMMITTED UNTIL
----                                              -------------- ---------------
Invesco Asia Pacific Growth Fund                   July 1, 2007   June 30, 2013
Invesco European Growth Fund                       July 1, 2007   June 30, 2013
Invesco Global Growth Fund                         July 1, 2007   June 30, 2013
Invesco Global Opportunities Fund                 August 1, 2012  June 30, 2013
Invesco Global Select Companies Fund              August 1, 2012  June 30, 2013
Invesco Global Small & Mid Cap Growth Fund         July 1, 2007   June 30, 2013
Invesco International Growth Fund                  July 1, 2007   June 30, 2013
Invesco International Core Equity Fund             July 1, 2007   June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Balanced-Risk Allocation Fund*           May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy
  Fund**                                       November 29, 2010  June 30, 2013
Invesco China Fund                               July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***           February 12, 2010  June 30, 2013
Invesco Developing Markets Fund                  July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund             May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt
  Fund                                           June 14, 2010    June 30, 2013
Invesco Endeavor Fund                            July 1, 2007     June 30, 2013
Invesco Global Advantage Fund                  February 12, 2010  June 30, 2013
Invesco Global Health Care Fund                  July 1, 2007     June 30, 2013
Invesco International Total Return Fund          July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                    February 12, 2010  June 30, 2013
Invesco Premium Income Fund                    December 13, 2011  June 30, 2013
Invesco Small Companies Fund                     July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Dynamics Fund                            July 1, 2007     June 30, 2013
Invesco Global Real Estate Fund                  July 1, 2007     June 30, 2013
Invesco High Yield Fund                          July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund             February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund           July 1, 2007     June 30, 2013
Invesco Money Market Fund                        July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund                      July 1, 2007     June 30, 2013
Invesco Real Estate Fund                         July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund                     July 1, 2007     June 30, 2013
Invesco U.S. Government Fund                     July 1, 2007     June 30, 2013
Invesco Van Kampen Corporate Bond Fund         February 12, 2010  June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                               SUB-ITEM 77Q1(E)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Energy Fund                              July 1, 2007     June 30, 2013
Invesco Gold & Precious Metals Fund              July 1, 2007     June 30, 2013
Invesco Leisure Fund                             July 1, 2007     June 30, 2013
Invesco Technology Fund                          July 1, 2007     June 30, 2013
Invesco Technology Sector Fund                 February 12, 2010  June 30, 2013
Invesco Utilities Fund                           July 1, 2007     June 30, 2013
Invesco Value Fund                             February 12, 2010  June 30, 2013
Invesco Van Kampen American Value Fund         February 12, 2010  June 30, 2013
Invesco Van Kampen Comstock Fund               February 12, 2010  June 30, 2013
Invesco Van Kampen Mid Cap Growth Fund         February 12, 2010  June 30, 2013
Invesco Van Kampen Small Cap Value Fund        February 12, 2010  June 30, 2013
Invesco Van Kampen Value Opportunities Fund    February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco Tax-Exempt Cash Fund                     July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund               July 1, 2007     June 30, 2013
Invesco Van Kampen High Yield Municipal Fund   February 12, 2010  June 30, 2013
Invesco Van Kampen Intermediate Term
  Municipal Income Fund                        February 12, 2010  June 30, 2013
Invesco Van Kampen Municipal Income Fund       February 12, 2010  June 30, 2013
Invesco Van Kampen New York Tax Free Income
  Fund                                         February 12, 2010  June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                           ----------------- ---------------
Invesco V.I. Balanced-Risk Allocation Fund**** December 22, 2010  June 30, 2013
Invesco V.I. Core Equity Fund                    July 1, 2007     June 30, 2013
Invesco V.I. Diversified Income Fund             July 1, 2007     June 30, 2013
Invesco V.I. Diversified Dividend Fund         February 12, 2010  June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund     February 12, 2010  June 30, 2013
Invesco V.I. Global Core Equity Fund           February 12, 2010  June 30, 2013
Invesco V.I. Global Health Care Fund             July 1, 2007     June 30, 2013
Invesco V.I. Global Real Estate Fund             July 1, 2007     June 30, 2013
Invesco V.I. Government Securities Fund          July 1, 2007     June 30, 2013
Invesco V.I. High Yield Fund                     July 1, 2007     June 30, 2013
Invesco V.I. High Yield Securities Fund        February 12, 2010  June 30, 2013
Invesco V.I. International Growth Fund           July 1, 2007     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund            July 1, 2007     June 30, 2013
Invesco V.I. Money Market Fund                   July 1, 2007     June 30, 2013
Invesco V.I. S&P 500 Index Fund                February 12, 2010  June 30, 2013
Invesco V.I. Small Cap Equity Fund               July 1, 2007     June 30, 2013
Invesco V.I. Technology Fund                     July 1, 2007     June 30, 2013
Invesco V.I. Utilities Fund                      July 1, 2007     June 30, 2013
Invesco Van Kampen V.I. American FranchiseFund February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Comstock Fund          February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Equity and Income Fund February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund    February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. American Value Fund    February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Value Opportunities
  Fund                                           July 1, 2007     June 30, 2013

--------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                         SHORT-TERM INVESTMENTS TRUST

FUND                                              EFFECTIVE DATE COMMITTED UNTIL
----                                              -------------- ---------------
Government TaxAdvantage Portfolio                  July 1, 2007   June 30, 2013
STIC Prime Portfolio                               July 1, 2007   June 30, 2013
Treasury Portfolio                                 July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS

FUND                                              EFFECTIVE DATE COMMITTED UNTIL
----                                              -------------- ---------------
Invesco California Insured Municipal Income Trust  June 1, 2010   June 30, 2013
Invesco California Municipal Securities            June 1, 2010   June 30, 2013
Invesco California Quality Municipal Securities    June 1, 2010   June 30, 2013
Invesco High Yield Investments Fund, Inc.          June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust       June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust II    June 1, 2010   June 30, 2013
Invesco Municipal Income Opportunities Trust III   June 1, 2010   June 30, 2013
Invesco Municipal Premium Income Trust             June 1, 2010   June 30, 2013
Invesco New York Quality Municipal Securities      June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust             June 1, 2010   June 30, 2013
Invesco Quality Municipal Investment Trust         June 1, 2010   June 30, 2013
Invesco Quality Municipal Securities               June 1, 2010   June 30, 2013
Invesco Value Municipal Bond Trust                 June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust               June 1, 2010   June 30, 2013
Invesco Value Municipal Securities                 June 1, 2010   June 30, 2013
Invesco Value Municipal Trust                      June 1, 2010   June 30, 2013